                                  UNITED STATES
                        SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 25, 2003

                              HOME FEDERAL BANCORP
             (Exact name of registrant as specified in its charter)

                                     0-18847
                            (Commission File Number)

              INDIANA                                       35-1807839
     (State or other jurisdiction)                        (I.R.S. Employer
   of incorporation or organization)                     Identification No.)

  501 Washington Street, Columbus, Indiana                     47201
  (Address of Principal Executive Offices)                   (Zip Code)

        Registrants telephone number including area code: (812) 522-1592

                       INFORMATION INCLUDED IN THE REPORT

Item 5.  Other Events.
         ------------

         On February 25, 2003, Home Federal Bancorp of Columbus, Indiana issued a press release concerning the approval by the Board of Directors to pursue a stock buy back of up to 5% of its stock traded on NASDAQ under the symbol HOMF.

         Pursuant to General Instruction F to Form 8-K, the press release is incorporated herein by reference and is attached as Exhibit (99).

         Exhibits

         Exhibit (99) - Press Release Dated February 25, 2003

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HOME FEDERAL BANCORP

Date:  February 25, 2003                 By: /s/John K. Keach. Jr.
                                             ---------------------

                                         John K. Keach, Jr.
                                         Chairman of the Board
                                         President and Chief Executive Officer